UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
Washington, D.C. 20549
 SCHEDULE 14A
Proxy Statement Pursuant to Section 14(a) of the
Securities Exchange Act of 1934
(Amendment No.     )
Filed by the Registrant X   Filed by a Party other than the Registrant ☐
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☐	Preliminary Proxy Statement

☐	Confidential, for Use of the Commission Only (as permitted by Rule 14a-6(e)(2))

☐	Definitive Proxy Statement

X	Definitive Additional Materials

☐	Soliciting Material Pursuant to §240.14a-12

The Hershey Company
(Name of Registrant as Specified In Its Charter)

(Name of Person(s) Filing Proxy Statement, if other than the Registrant)

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Meeting Information

THE HERSHEY COMPANY

Meeting Type:    Annual Meeting
For holders as of:    March 13, 2020
Date: May 12, 2020 Time: 10:00 a.m. EDT
Location:

Meeting live via the Internet-please visit
www.virtualshareholdermeeting.com/HSY2020.

You may also listen to the meeting by calling 1-877-328-2502.

The company will be hosting the meeting live via the Internet this year. To attend the meeting via the Internet please visit
www.virtualshareholdermeeting.com/HSY2020 and be sure to have the information that is printed in the box marked by the arrow XXXX XXXX XXXX XXXX

 (located on the following page).

THE HERSHEY COMPANY
P.O. BOX 819
HERSHEY, PA 17033-0819

You are receiving this communication because you hold shares in the company named above.
This is not a ballot. You cannot use this notice to vote these shares. This communication presents only an overview of the more complete proxy materials that are available to you on the Internet. You may view the proxy materials online at www.proxyvote.com or easily request a paper copy (see reverse side).
We encourage you to access and review all of the important information contained in the proxy materials before voting.

E95758-P31915-Z76154

See the reverse side of this notice to obtain proxy materials and voting instructions.

Before You Vote

How to Access the Proxy Materials

Proxy Materials Available to VIEW or RECEIVE:

NOTICE OF 2020 ANNUAL MEETING AND PROXY STATEMENT    2019 ANNUAL REPORT TO STOCKHOLDERS

How to View Online:
Have the information that is printed in the box marked by the arrow XXXX XXXX XXXX XXXX

 (located on the
following page) and visit: www.proxyvote.com.
How to Request and Receive a PAPER or E-MAIL Copy:
If you want to receive a paper or e-mail copy of these documents, you must request one. There is NO charge for requesting a copy. Please choose one of the following methods to make your request:

1)    BY INTERNET:     www.proxyvote.com
2)    BY TELEPHONE:     1-800-579-1639
3)    BY E-MAIL*:    sendmaterial@proxyvote.com
*     If requesting materials by e-mail, please send a blank e-mail with the information that is printed in the box marked by the arrow XXXX XXXX XXXX XXXX

 (located on the following page) in the subject line.

Requests, instructions and other inquiries sent to this e-mail address will NOT be forwarded to your investment advisor. Please make the request as instructed above on or before April 28, 2020 to facilitate timely delivery.

How To Vote

E95759-P31915-Z76154

Please Choose One of the Following Voting Methods

Vote By Internet:
Before The Meeting:
Go to www.proxyvote.com. Have the information that is printed in the box marked by the arrow XXXX XXXX XXXX XXXX

 (located on the following page) available and follow the instructions.
During The Meeting:
Go to www.virtualshareholdermeeting.com/HSY2020. Have the information that is printed in the box marked by the arrow XXXX XXXX XXXX XXXX

 (located on the following page) available and follow the instructions.
Vote By Mail: You can vote by mail by requesting a paper copy of the materials, which will include a proxy card.

The Proposals to be voted on at our
Annual Meeting are listed below along with the Board of Directors' recommendations.

The Board of Directors recommends you vote FOR each of the following nominees:

1.    Election of Directors

Nominees:

01)    P. M. Arway
02)    J. W. Brown
03)    M. G. Buck
04)    V. L. Crawford
05)    C. A. Davis
06)    M. K. Haben
07)    J. C. Katzman

08)    M. D. Koken
09)    R. M. Malcolm
10)    A. J. Palmer
11)    J. R. Perez
12)    W. L. Schoppert
13)    D. L. Shedlarz

The Board of Directors recommends you vote FOR Proposals 2 and 3:

2.    Ratify the appointment of Ernst & Young LLP as independent auditors for 2020.

3.    Approve named executive officer compensation on a non-binding advisory basis.

E95760-P31915-Z76154

The Proposals to be voted on at our
Annual Meeting are listed below along with the Board of Directors' recommendations.

The Board of Directors recommends you vote FOR each of the following nominees:

1.    Election of Directors

Nominees:

01)    P. M. Arway
02)    J. W. Brown
03)    M. G. Buck
04)    C. A. Davis
05)    M. K. Haben
06)    J. C. Katzman

07)    M. D. Koken
08)    R. M. Malcolm
09)    A. J. Palmer
10)    W. L. Schoppert
11)    D. L. Shedlarz

The Board of Directors recommends you vote FOR Proposals 2 and 3:

2.    Ratify the appointment of Ernst & Young LLP as independent auditors for 2020.

3.    Approve named executive officer compensation on a non-binding advisory basis.

E95761-P31915-Z76154

E95762-P31915-Z76154